UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   December 28, 2005
                                                   -----------------------------



                          GS Mortgage Securities Corp.
  (as depositor under the Pooling and Servicing Agreement, dated as of December
     1, 2005, relating to the GSAMP Trust 2005-AHL2, Mortgage Pass-Through
                        Certificates, Series 2005-AHL2)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware               333-127620-10              13-3387389
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)



  85 Broad Street, New York, New York                           10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code         (212) 902-1000
                                                   -----------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2005-AHL2, Mortgage Pass-Through Certificates, Series 2005-AHL2. On December 28, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2005, among the Company, as depositor, Ocwen Loan Servicing, LLC, as servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, Deutsche Bank National Trust Company, as custodian, and LaSalle Bank National Association, as trustee, of GSAMP Trust 2005-AHL2, Mortgage Pass-Through Certificates, Series 2005-AHL2 (the "Certificates"), issued in fifteen classes: the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class R-1, Class R-2 and Class R-3, with an aggregate initial class principal balance of $545,237,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of December 21, 2005, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01.  Financial Statements and Exhibits

            (c)   Exhibits

                  Item 601(a)
                  of Regulation S-K
                  Exhibit No.          Description
                  ------------------   -----------------------------------------
                  4                    Pooling and Servicing Agreement, dated as
                                       of December 1, 2005, among the Company,
                                       as depositor, Ocwen Loan Servicing, LLC, as servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, Deutsche Bank National
                                       Trust Company, as custodian, and LaSalle
                                       Bank National Association, as trustee.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 12, 2006                  GS MORTGAGE SECURITIES CORP.



                                         By:    /s/ Michelle Gill
                                             --------------------------
                                             Name:  Michelle Gill
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a)
of Regulation                                                     Paper (P) or
S-K Exhibit No.    Description                                    Electronic (E)
---------------    -----------                                    --------------
     4             Pooling and Servicing Agreement,  dated as of        E
                   December 1, 2005, by and among the Company, as depositor, Ocwen Loan Servicing, LLC, as servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator,
                   Deutsche Bank National Trust Company, as a custodian, and LaSalle Bank National
                   Association, as trustee.